UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  March 29, 2007
(Date of earliest event reported)

                    Morgan Stanley Capital I Trust 2007-IQ13
                    ----------------------------------------
                         (Exact name of issuing entity)


                  Morgan Stanley Mortgage Capital Holdings LLC
                  --------------------------------------------
            (formerly known as Morgan Stanley Mortgage Capital Inc.)
            --------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


                        Natixis Real Estate Capital Inc.
                        --------------------------------
               (Exact name of sponsor as specified in its charter)


                                  SunTrust Bank
                                  -------------
               (Exact name of sponsor as specified in its charter)


                                    NCB, FSB
                                    --------
               (Exact name of sponsor as specified in its charter)


 Delaware                         333-130684-29                  13-3291626
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(State or other jurisdiction    (Commission File No.)           (IRS Employer
     of incorporation)                                       Identification No.)


          1585 Broadway, New York, New York                        10036
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       (Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code  (212) 761-4000
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            -------------

      Item 8.01 on the Depositor's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on April 12, 2007, is hereby amended to attach the correct version of the Pooling and Servicing Agreement.

      Item 99.5 on the Depositor's Current Report on Form 8-K, attaching the SunTrust Primary Servicing Agreement (as defined below), filed on April 12, 2007, is hereby amended to attach the correct version of the SunTrust Primary Servicing Agreement.

      On March 29, 2007, a single series of mortgage pass-through certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of March 1, 2007, among Morgan Stanley Capital I Inc., as depositor (the "Registrant"), Wells Fargo Bank, National Association, as a master servicer, NCB, FSB, as a master servicer, LNR Partners, Inc., as a special servicer, National Consumer Cooperative Bank, as a special servicer and U.S. Bank National Association, as trustee. The Certificates consist of 27 classes (each, a "Class") of Certificates, 7 of which Classes are designated as the "Class A-1 Certificates," the "Class A-1A Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class A-M Certificates," the "Class A-J Certificates," (collectively, the "Offered Certificates"); and 15 of which Classes are designated as the "Class X Certificates," the "Class X-Y Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class EI Certificates" the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 174 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,639,471,501. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain Mortgage Loans (the "MSMC Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMC") (predecessor to Morgan Stanley Mortgage Capital Holdings LLC) pursuant to the mortgage loan purchase agreement, dated as of March 1, 2007 (the "MSMC Mortgage Loan Purchase Agreement"), between the Registrant and MSMC. Certain Mortgage Loans (the "Natixis Mortgage Loans") were acquired by the Registrant from Natixis Real Estate Capital Inc. (formerly IXIS Real Estate Capital Inc.) ("Natixis") pursuant to the mortgage loan purchase agreement, dated as of March 1, 2007 (the "Natixis Mortgage Loan Purchase Agreement"), between the Registrant and Natixis. Certain Mortgage Loans (the "SunTrust Mortgage Loans") were acquired by the Registrant from SunTrust Bank ("SunTrust") pursuant to the mortgage loan purchase agreement, dated as of March 1, 2007 (the "SunTrust Mortgage Loan Purchase Agreement"), between the Registrant and SunTrust. Certain Mortgage Loans (the "NCB Mortgage Loans") were acquired by the Registrant from NCB, FSB ("NCB") pursuant to the mortgage loan purchase agreement, dated as of March 1, 2007 (the "NCB Mortgage Loan Purchase Agreement"), between the Registrant and NCB. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to MSMC, Natixis, NCB and SunTrust, was derived from the sale of Certificates by the Registrant to Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Natixis Securities North America Inc. (formerly IXIS Securities North America Inc.), Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Capital Markets, Inc. (together, the "Underwriters") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated December 14, 2006, among the Registrant and the Underwriters (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated March 22, 2007, among the Registrant and MS&Co (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The net proceeds of the sale of the Private Certificates were applied to the purchase of the Mortgage Loans from MSMC, Natixis, NCB and SunTrust. On March 22, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for the transfer of such Mortgage Loans consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 22, 2007, supplementing the Prospectus, dated February 6, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits


Item 601(a) of
Regulation S-K
Exhibit No.     Description
--------------------------------------------------------------------------------

(1.1) Underwriting Agreement, dated March 22, 2007, among Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Natixis Securities North America Inc. (formerly IXIS Securities North America Inc.), Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Capital Markets, Inc.

(4.1) Pooling and Servicing Agreement, dated March 1, 2007, among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as a master servicer, NCB, FSB, as a master servicer, LNR Partners, Inc., as a special servicer, National Consumer Cooperative Bank, as a special servicer and U.S. Bank National Association, as trustee.

(99.1) Mortgage Loan Purchase Agreement, dated as of March 22, 2007, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Inc. (predecessor to Morgan Stanley Mortgage Capital Holdings LLC)

(99.2) Mortgage Loan Purchase Agreement, dated as of March 22, 2007, between Morgan Stanley Capital I Inc. and Natixis Real Estate Capital Inc. (formerly IXIS Real Estate Capital Inc.).

(99.3) Mortgage Loan Purchase Agreement, dated as of March 22, 2007, between Morgan Stanley Capital I Inc. and SunTrust Bank.

(99.4) Mortgage Loan Purchase Agreement, dated as of March 22, 2007, between Morgan Stanley Capital I Inc. and NCB, FSB.

(99.5) Primary Servicing Agreement, dated as of March 29, 2007, between SunTrust Bank and Wells Fargo Bank, National Association

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGAN STANLEY CAPITAL I INC.

Date: January 11, 2008



                                   By:  /s/ Anthony Sfarra
                                       -----------------------------------
                                       Name:   Anthony Sfarra
                                       Title:  Vice President

                                  Exhibit Index



Item 601(a) of
Regulation S-K                                           Paper (P) or
Exhibit No.     Description                              Electronic (E)
-----------     -----------                              --------------

1.1             Underwriting Agreement                           E

4.1             Pooling and Servicing Agreement                  E

99.1            MSMC Mortgage Loan Purchase Agreement            E

99.2            Natixis Mortgage Loan Purchase Agreement         E

99.3            SunTrust Mortgage Loan Purchase Agreement        E

99.4            NCB Mortgage Loan Purchase Agreement             E

99.5            SunTrust Primary Servicing Purchase              E
                Agreement